                                                                   Exhibit 10.23


                           NON-EXCLUSIVE LICENSE AGREEMENT BETWEEN
                           THE CITY OF LOS ANGELES AND
                           Preferred Transportation, Inc.

                           COVERING CHARTER PARTY CARRIER
                           TRANSPORTATION SERVICES TO AND FROM LOS
                           ANGELES INTERNATIONAL AIRPORT

         THIS LICENSE AGREEMENT, made and entered into this 1 day of July, 1997 by and between the CITY OF LOS ANGELES, a municipal corporation (hereinafter referred to as "City"), acting by order of and through its Board of Airport Commissioners, (hereinafter referred , to as "Board"), and
                         Preferred Transportation, Inc.
(hereinafter referred to as "Licensee"),

                                   WITNESSETH

         WHEREAS, City owns and operates Los Angeles International Airport (hereinafter referred to as "Airport"), in the City of Los Angeles, State of California; and

         WHEREAS, Licensee is the holder of a Charter Party Carrier Permit issued by the Public Utilities Commission of the State of California (hereinafter referred to as "P.U.C."), authorizing Licensee to transport passengers to and from Airport on a pre-arranged charter basis with charges assessed on a vehicle mileage or time of use basis, or a combination of the two or the holder of authority granted by the Interstate Commerce Commission (hereinafter referred to as "I.C.C.") to conduct similar transportation activities; or the holder of an auto-for-hire permit issued by the City Department of Transportation; and

         WHEREAS, Licensee, desires to operate the previously described bus, van, or limousine transportation service at Airport and to enter this License Agreement with City in order to conduct such operations; and

         WHEREAS, it is in the best interests of City and the traveling public to make such services available;

         NOW, THEREFORE, in consideration of the premises and of the covenants and conditions hereinafter contained to be kept and performed by the parties hereto, IT IS MUTUALLY AGREED AS FOLLOWS:

         Sec. 1. Section Headings. The section headings appearing herein shall not be deemed to govern, limit, modify or in any manner affect the scope, meaning or intent of the provisions of this License Agreement.

         Sec. 2. License. City gives Licensee, for the term and under the conditions herein set forth, a non-exclusive license to transport passengers and baggage by approved motor vehicles into and out of Airport in accordance with Licensee's rights and duties under its P.U.C. Charter Party Carrier Permit, similar

         (d) Laws of California. This License Agreement shall be construed and enforced in accordance with the laws of the State of California.

         (e) Executive Director's Approval. In each instance herein where City's, Board's or Executive Director's approval or consent is required before Licensee may act, such approval or consent shall not be unreasonably withheld.

         (f) Gender. The use of any gender herein shall include all genders, and the use of any number shall be construed as the singular or the plural, all as the context may require.

         (g) Section 308 . It is understood and agreed that nothing herein contained shall be construed to grant or authorize the granting of an exclusive right within the meaning of Section 308 of the Federal Aviation Act (49 USC
Section 1349a).

         (h) Rights of U. S. Government. This License Agreement shall be subordinate to the provisions and requirements of any existing or future agreement between City and the United States relative to the development, operation or maintenance of Airport.

         (i) War and National Emergency. This License Agreement and all the provisions hereof shall be subject to whatever right the United States Government now has or in the future may have or acquire affecting the control, operation, regulation and taking over of Airport or the exclusive or non-exclusive use of Airport by the United States during the time of war or national emergency.

         IN WITNESS WHEREOF, City has caused this License Agreement to be executed by Executive Director and Licensee has caused the same to be executed by its duly authorized officers and its corporate seal to be hereunto affixed, all as of the day and year first hereinabove written.

                                            CITY OF LOS ANGELES


         PROVED AS TO FORM                  By /s/ Illegible Signature
           JAMES K. HAHN                       ---------------------------------
           CITY ATTORNEY                              Executive Director
                                                    Department of Airports

JUL 1, 1997

/s/ Illegible Signature
-----------------------
ASSISTANT DEPUTY


ATTEST:





By /s/ Tammy Casey                          By /s/ Stephen Allan
   -------------------------------             ---------------------------------
       Secretary (Signature)                              (Signature)

          Tammy Casey                                    Stephen Allan
   -------------------------------             ---------------------------------
                                                          (Print Name)

                                                           President
                                               ---------------------------------
    [SEAL]                                               (Print Title)


----------------------------------



         (1) If Licensee is a partnership, a general partner should sign. If Licensee is a sole proprietorship or non-corporate business, an owner should sign.


                                      -12-